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                         [THE VANGUARD GROUP/(R)/ LOGO]
                          VANGUARD /(R)/PRIMECAP FUND

              SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 13, 2004

IMPORTANT CHANGES TO VANGUARD PRIMECAP FUND
FUND CLOSED TO NEW SHAREHOLDERS
Effective as of the close of business on March 4, 2004, Vanguard PRIMECAP Fund stopped accepting new shareholders, and set limits on additional investments by existing shareholders as further described below. There is no specific time frame for when the Fund will reopen.

Existing shareholders of Vanguard PRIMECAP Fund may invest up to $25,000 per year in the Fund during the closed period. This $25,000 limit applies to the total amount invested during any calendar year in all Fund accounts registered to the same primary Social Security or taxpayer identification number. Investments made on or before March 4, 2004, do not count toward the $25,000 annual limit, nor do dividend and capital gains reinvestments. Participants in certain qualified retirement plans may continue to invest in accordance with the terms of their plans. Certain qualifying asset allocation programs may continue to operate in accordance with their program terms.

ELECTRONIC TRANSACTIONS
During the closed period, it will not be possible to purchase Vanguard PRIMECAP Fund shares through Vanguard's website or Tele-Account((R))service. Shareholders, however, may continue to redeem Fund shares using these electronic methods.

Vanguard PRIMECAP Fund may modify these transaction policies at any time without advance notice to shareholders. Please call Vanguard for more detailed information about the Fund's transaction policies. Investors in non-retirement accounts and IRAs should call Vanguard's Investor Information Department at 1-800-662-7447. Participants in employer-sponsored retirement plans should call Vanguard((R))Participant Services at 1-800-523-1188.

(C)2004 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        PSB59 122004